SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2003

Varian, Inc.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-25393		77-0501995
(Commission File Number)		(IRS Employer Identification No.)

	3120 Hansen Way, Palo Alto, California	94304-1030
	(Address of principal executive offices)	(Zip Code)

(650) 213-8000
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Exhibit Title or Description

99.01	Press Release issued April 23, 2003.

Item 9.	Regulation FD Disclosure (Information Furnished Under Item 12 – Results of Operations and Financial Condition)

The information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release Nos. 33-8176 and 33-8216. The information in this report and the exhibit attached hereto are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 23, 2003, Varian, Inc., a Delaware corporation, is issuing a press release announcing its financial results for the fiscal quarter ended March 28, 2003, and is subsequently holding a webcast conference call regarding those financial results on April 24, 2003. A copy of the press release is attached hereto as Exhibit 99.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN, INC. (Registrant)

By	/s/ G. EDWARD MCCLAMMY
G. Edward McClammy Senior Vice President, Chief Financial Officer and Treasurer

Date: April 23, 2003

Exhibit Index

Exhibit Number	Exhibit Title or Description

99.01	Press Release issued April 23, 2003.